Exhibit 10.112

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

ASSIGNMENT AND BILL OF SALE OF OIL AND GAS LEASE

State: TEXAS

County: RUSK

Grantor: DAVID STANLEY JAMES, P.O. Box 234, New London, TX 75682

Grantee: ENERGYTEC, INC, 14785 Preston Road, Ste., 550, Dallas, TX 75254

Effective Date: FEBRUARY 4, 2005

Grantor, named above, is the owner of the leases described below (the “Lands”) located in the county and state named above:

Three tracts of land, and being the same three tracts of land more fully described in Exhibit “A” of that certain Assignment of Oil & Gas Leases and Bill of Sale dated June 23, 2003, from Andy Morrison to David Stanley James. SAVE AND EXCEPT; those certain two tracts of land, described in Exhibit “A” as R. N. Brightwell, and recorded in Volume 2398 at Page 111 of the Official Public Records of Rusk County, Texas.

NET REVENUE INTEREST: 87.5%

WORKING INTEREST: 100%

GEORGE THOMPSON “A” LEASE RRC # 07868

GEORGE THOMPSON “C” LEASE RRC # 07770

For adequate consideration, Grantor grants, sells, and quit claims to Grantee, named above, without warranty of title or any warranty or representations of fitness for a particular purpose, express or implied, all rights, equipment, machinery, and fixtures which are located on the Lands attributive to the Oil, Gas and Mineral Lease.

This Assignment and Bill of Sale is made subject to all terms and conditions of the oil, gas, and mineral lease.

Grantor makes no representations as to the condition of the lease premises conveyed hereby, not to the quality, size, weight or condition of the equipment contained on the lease premises. Grantee has inspected the premises and is aware of equipment contained on the lease premises. Condition of the lease premises and equipment and personal property thereon, is accepted buy the Grantee on a “as is” “where is” basis.

By accepting this Assignment, Grantee agrees to indemnify and hold Grantor harmless from any claim that may be made by any person, firm, or entity, to the equipment, machinery, obligations of plugging, abandoning, restoration of the surface, and fixtures that are the subject of this Deed. Grantee agrees to file the required forms with the Texas Railroad Commission changing operator of record as of February 4, 2005.

Grantor executes this Deed as of the date set out below, but shall be deemed effective for all purposes as of the Effective Date stated above.

IN WITNESS WHEREOF, the Grantor and Grantee have executed this Bill of Sale on this the 4th day of February, 2005, and effective February 4, 2005.

GRANTOR:		GRANTEE:
DAVID STANLEY JAMES		ENERGYTEC, INC

/s/ David Stanley James		/s/ Don Hamilton
By:	DAVID STANLEY JAMES	By:	DON HAMILTON, as duly authorised
agent of ENERGYTEC, INC

STATE OF TEXAS	§
§
COUNTY OF RUSK	§

This instrument was acknowledged before me on the 4th day of February, 2003, by DAVID STANLEY JAMES.

/s/ Dennis M. Lewis, Jr.
Notary Public in and for the State Of Texas
Notary’s name (printed): DENNIS M. LEWIS JR.
Notary’s commission expires: SEPTEMBER 18, 2007

STATE OF TEXAS	§
§
COUNTY OF RUSK	§

This instrument was acknowledged before me on the 4th day of February, 2005, by DON HAMILTON.

/s/ Dennis M. Lewis, Jr.
Notary Public in and for the State Of Texas
Notary’s name (printed): DENNIS M. LEWIS JR.
Notary’s commission expires: SEPTEMBER 18, 2007

AFTER RECORDING RETURN TO:

G & H ASSOCIATES, INC.

1800 Shiloh Rd. Suite 101

Tyler, TX 75703

STATE OF TEXAS COUNTY OF RUSK I hereby certify that this Instrument was filed on the data and time stamped hereon by me and was duly recorded in the volume and page of the named records of Rusk County, Texas as stamped hereon by me. OFFICIAL PUBLIC RECORDS

/s/ Joyce Lewis
JOYCE LEWIS, COUNTY CLERK RUSK COUNTY; TEXAS